UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2009

U.S. Natural Nutrients & Minerals, Inc.

(formerly known as America’s Driving Ranges, Inc.)

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-154912	26-2797630

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

78-365 Highway 111, #287, La Quinta, CA		92253

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 760-360-9547

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material definitive Agreement
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBITS INDEX

Item 1.01   Entry into a Material Definitive Agreement

On November 27, 2009, the Company entered into a Stock Exchange Agreement with Dennis Cullison, one of the Company’s Directors, to exchange 250,000 shares of the Company’s common stock for all of the issued and outstanding shares of Herb-Vita, Inc., a Nevada corporation.  The Company’s board of directors determined that certain assets of Herb-Vita, Inc. would be valuable to the Company in the marketing and sales of the Company’s mineral supplements.  The transaction represented by the Stock Exchange Agreement was authorized by the Company’s board of directors, Mr. Cullison abstaining.

Item 5.02  Appointment of Certain Officers and Directors; Departure of Certain Officers and Directors

On November 23, 2009, U.S. Natural Nutrients & Minerals, Inc. (the “Company”, “us”, “we”, “our”) received a resignation from John Birchard as a director of the Company.  Mr. Birchard’s resignation was not the result of any disagreements with the Company regarding its operations, policies, practices or otherwise.

To fill the vacancy created by the resignation of Mr. Birchard, the Company appointed Jay Michael Lofthouse to serve as a director of the Company with immediate effect.

Biographical Information:

Jay Michael Lofthouse (70)  Mr. Lofthouse has been a director of the Company since November 2009.  Since 1973, Mr. Lofthouse has been a principal of Lofthouse-Taser, Architecture & Planning in San Francisco, CA, a firm which provides a broad range of architectural and planning services.  He attended Glendale City College, Pasadena City College and the University of California (Berkeley) and is a registered architect and member of the American Institute of Architects.

Item 9.01 Financial Statements and Exhibits

(a)

Financial Statements

None.

(d) Exhibits

EXHIBIT

NUMBER

DESCRIPTION

10.1

Agreement dated November 27, 2009 by and between U.S. Natural Nutrients and Minerals, Inc. and Dennis Cullison

17.1

Letter of resignation from John Birchard dated November 23, 2009

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. NATURAL NUTRIENTS AND MINERALS, INC.

/S/ James Harrison

By:________________________

Name:

James Harrison

Title:

President

Dated:

November 30, 2009

EXHIBIT LIST

EXHIBIT

NUMBER

DESCRIPTION

10.1

Agreement dated November 27, 2009 by and between U.S. Natural Nutrients and Minerals, Inc. and Dennis Cullison

17.1

Letter of resignation from John Birchard dated November 23, 2009